UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2007

Mountains West Exploration, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Mexico	0-9500	85-0280415
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Butterfield Road, Suite 1050, Downers Grove, IL 60515

(Address of Principal Executive Offices, Including Zip Code)

(630) 271-8590

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement
Item 2.01	Completion of Acquisition or Disposition of Assets
Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant
Item 3.02	Unregistered Sales of Equity Securities
Item 5.01	Changes in Control of Registrant
Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 5.06	Change in Shell Company Status
Item 9.01	Financial Statements and Exhibits

Signature Page

Exhibit Index

Item 1.01	Entry into a Material Definitive Agreement

Agreement to Acquire Secured Digital Storage, LLC

On November 7, 2007, Mountains West Exploration, Inc., a New Mexico corporation (the “Company”), entered into a Membership Interest Purchase Agreement (the “SDS Agreement”) by and among the Company, Secured Digital Storage LLC, a Nevada limited liability company (“SDS”) and the members of SDS. Also party to the Agreement for the specific purposes called for therein was William M. Lynes and an initial escrow agent. The transactions contemplated pursuant to the SDS Agreement (the “SDS Acquisition”) were consummated on November 7, 2007 (the “Closing Date”).

Pursuant to the terms of the SDS Agreement, the Company agreed to acquire all of the outstanding membership interests of SDS in exchange for certain stock consideration. The Company accomplished the transaction through the direct acquisition of all outstanding membership interests in SDS.

The aggregate consideration paid to the SDS members in connection with the SDS Acquisition was 7,500,000 shares of the Company’s common stock, no par value (the “Transaction Shares”). 1,500,000 Transaction Shares have been held back as security in connection with certain indemnification obligations of SDS, and its members and the sellers agent.

Pursuant to the terms of the SDS operating agreement, a consent of 75% of the members is required for the approved sale of the Company. Once such consent is obtained all members are required to deliver the documentation necessary in connection with the closing of such approved sale, including a sale of membership interests. While consents in excess of 75% were received, certain members of SDS have not made the required closing deliveries, as obligated. The Company is holding the Transaction Shares due to such members, pending proper delivery of such items.

The Transaction Shares are unregistered, restricted stock, and have no registration rights.

Bridge Loan

On November 12, 2007, the Company entered into a Note Purchase Agreement with each of Mr. David Lies and Mr. Patrick Terrell, whereby the Company issued promissory notes in the aggregate amount of $300,000. The Notes have an interest rate of 7% and are due and payable on February 28, 2008. In connection with such Notes, the Company issued warrants to purchase 500,000 shares of its common stock to Mr. Lies and 250,000 shares of its common stock to Mr. Terrell. The Warrants have a five year term and an exercise price of $.80.

Item 2.01	Completion of Acquisition or Disposition of Assets

As forth in Item 1.01 and incorporated herein by reference, on November 7, 2007 the Company consummated the acquisition of SDS pursuant to the SDS Agreement. The aggregate consideration paid to the SDS Members in connection with the SDS Acquisition, was 7,500,000 shares of the Company’s common stock, no par value. On November 8, 2007, the Company issued a press release announcing the SDS Acquisition, which press release is attached hereto and incorporated herein by reference as Exhibit 99.1.

Pursuant to Item 2.01(f) of Form 8-K, we are required to disclose the information that would be required if we were filing a general form for registration of securities on Form 10. Such information is contained in our Form 10KSB filed with the Commission on April 17, 2007, and our Forms 10QSB filed with the Commission on May 21, 2007 and August 20, 2007, respectively, except for the following information:

Security Ownership of Certain Beneficial Owners and Management. The following table sets forth beneficial ownership of the Company’s common stock as of November 13, 2007 by: (i) each director and executive officer of the Company (including options, warrants or other rights exercisable within 60 days), (ii) all officers and executive officers, as a group and (iii) all persons known by the Company to own more than 5% of the Company’s common stock. The table shows beneficial ownership of the common stock. Except as otherwise indicated, each stockholder named in the table has sole voting and investment power with respect to the shares beneficially owned. On November 13, 2007, there were 10,753,000 shares of common stock outstanding.

Named Executive Officers and Directors	Amount and Nature of Beneficial Ownership			Percent of Class
William M. Lynes, Director, CEO and Chairman of the Board	4,275,998	[1]	)	39.8%

Richard L. Dent, Director	368,873			3.4%

Peter Gross, Director	73,470			0.7%

Donald Hauschild, CIO	600,000	[3]	)	5.3%

Phil Kenny, Director	0			0.0%

Larry Malone, Director, President and COO	840,000	[4]	)	7.2%

Douglas Stukel, Director, Executive Vice President	3,759,633	[5]	)	27.0%

Lee Wiskowski, Director, Executive Vice President	3,967,663	[6]	)	28.0%

	13,885,627			74.1%

1)	Includes 3,833,645 shares of common stock held in Tapo Ventures, LLC, of which Mr. Lynes controls.
2)	Includes an option to acquire 500,000 shares of common stock.
3)	Includes vested portion of option to acquire 1,500,000 shares of common stock.
4)	Includes vested portion of option to acquire 2,100,000 shares of common stock.
5)

Includes 312,500 shares of common stock held in DJS Investments II, LLC, 1,500,000 stock warrants held in DJS Investments II, LLC and 259,163 shares of common stock and 1,646,000 stock warrants held in One-Seven, LLC, each of which entities are wholly owned by Mr. Stukel.

6)

Includes 312,500 shares of common stock held in Grander, LLC, 1,596,000 stock warrants held in Grander, L.L.C. and 1,800,000 stock warrants held in Petabyte Ventures, LLC, each of which entities are wholly owned by Mr. Wiskowski.

Directors and Executive Officers, Promoters and Control Persons. The following individuals are the Company’s directors and executive officers as of date of filing of this report.

Name	Age	Positions held with Company
Lee Wiskowski	40	Director, Executive Vice President
Douglas Stukel	37	Director, Executive Vice President, Secretary & Treasurer
Larry Malone	55	Director, President and COO
William M. Lynes	62	Director, CEO, Chairman of the Board
Peter Gross	57	Director
Richard L. Dent	46	Director
Phil Kenny	54	Director
Don Hauschild	52	Chief Information Officer

Background information about each newly appointed director and executive officer is set forth in Item 5.02 hereto and incorporated by reference.

Executive Compensation. No compensation was awarded to, earned by, or paid to any of the executive officers or directors of the Company in fiscal year 2006.

Description of Securities. The description of our capital stock is qualified in its entirety by the provisions of our articles of incorporation, as amended, and our bylaws, as amended. The Company has no preferred stock authorized, issued or outstanding. Each share of our common stock is entitled to one vote on every matter properly submitted to the stockholders for their vote. We have authorized capital stock consisting of 50,000,000 shares of common stock, no par value per share. Of our authorized shares of common stock 10,753,600 shares are outstanding, with approximately a total of 55 holders of record.  Holders of our common stock have no preemptive rights to purchase additional or treasury shares of our common stock or other securities of the Company.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters. The Company’s common stock is traded over-the-counter, under the symbol MWXI.OB. The Company’s common stock is listed by the OTC Bulletin Board Quotation. The high and low bid prices available during 2007 appear as follows; however, the OTC quotes reflect interdealer prices and are not reliable as to accuracy of individual trades and may not represent actual prices after retail mark up, mark down, or dealer discounts or commissions.

Bid Prices - 2007
High	Low
1st Quarter	1st Quarter
$1.65	$0.77

2nd Quarter	2nd Quarter
$0.77	$0.36

3rd Quarter	3rd Quarter
$10.10	$0.70

There were approximately 55  record holders of the Company’s common stock on November 13, 2007.

The Company has never paid, and does not anticipating paying, dividends on its common stock.

The Company has no securities authorized for issuance under any equity compensation plan as of December 31, 2006.

Recent Sales of Unregistered Securities.

The Company entered into a Share Purchase Agreement (the “Purchase Agreement”) with LD Acquisition LLC, a Delaware limited liability company (“LD”) in 2005. On November 15, 2005, pursuant to the terms of the Purchase Agreement, we issued 300,000 shares of our common stock to LD, and a warrant to purchase up to 10,000,000 shares of common stock.

Item 3.02 of the report is incorporated herein by reference.

Indemnification of Directors and Officers.

New Mexico law provides for the indemnification of corporate officers, directors, and employees in some circumstances. The certificate of incorporation of the Company, as amended, provides that each of the directors and officers are generally indemnified if he acted in good faith in a manner reasonably believed to be in the best interest of the Company and had no reasonable cause to believe his conduct was unlawful with respect to a criminal proceeding or was not found liable for negligence or misconduct in the performance of his duty to the Company.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance sheet Arrangement of Registrant.

On November 12, 2007, the Company incurred indebtedness in the amount of $300,000 in connection with the issuance of certain bridge notes, as described in Item 2.01 and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

With respect to each issuance outlined in this Item 3.02, unless otherwise stated, the Company relied upon exemptions contained Section 4(2) and in Regulation D promulgated under the Securities Act of 1933, as amended, to make such issuance. The Company issued the shares in a private transaction to persons the Company believed were “accredited investors” and/or

“sophisticated investors” not affiliated with the Company, and who were acquiring the shares as an investment for his/her/its own account, and not with a view to distribution.

As set forth in Item 2.01 and incorporated herein by reference, on November 7, 2007, the Company issued to the members of SDS in connection with the Acquisition, 7,500,000 shares of the Company’s Common Stock, subject to certain escrow contingencies.

As set forth in Item 1.01 and incorporated herein by reference, on November 12, 2007, the Company, in connection with the bridge loan financing, issued two warrants to acquire 750,000 shares (in the aggregate) of its common stock. The warrants have a 5 year term and an excerice price of $.80.

Item 5.01	Changes in Control of Registrant

As forth in Item 5.02 and incorporated herein by reference, on November 13, 2007 the Company amended its Bylaws to increase the authorized size of its Board from three to eight members. The then current Board members appointed five additional board members to fill the existing and newly created vacancies.

Pursuant to Item 5.01(a)(8) of Form 8-K, we are required to disclose additional information related to such directors, and such information is incorporated by reference to Item 2.01.

Item 5.02	Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers

On November 13, 2007, the Board appointed William M. Lynes as its Chief Executive Officer. Messrs. Wiskowski and Stukel, formerly Co-Chief Executive Officers resigned from such positions effective upon Mr. Lynes' appointment and were each appointed an Executive Vice President. Mr. Lynes was also appointed a member of the Board of Directors and Chairman of the Board of Directors as discussed below. There is not currently an employment agreement in place with Mr. Lynes.

The Board of Directors of the Company appointed Larry Malone, William M. Lynes, Peter Gross, Richard L. Dent and Phillip B. Kenny each as a Director of the Company, effective November 13, 2007. Each new member appointment to the Board was to fill an existing vacancy therein.

Prior to joining the Company, Larry Malone, most recently, served as President of BT Infonet USA, a division of BT Infonet Services Corp. that provides cross-border managed data communication services for multi-national companies. Malone holds a B.S. degree in economics from St. Peter’s College.

Prior to joining the Company, William M. Lynes, served as Chairman and CEO of Secured Digital Storage LLC. Mr. Lynes holds a BS degree in Electrical Engineering from the University of Heidelberg in Germany and has completed IT graduate studies at MIT and business management from Harvard.

Peter Gross, currently serves as President and CTO of EYP Mission Critical Facilities, Inc. Mr. Gross holds a M.S.E.E. from Polytechnic Institute in Bucharest, Romania and an MBA from Cal State.

Mr. Dent is the President and CEO of RLD Resources LLC.  He is a graduate of Tennessee State.

Mr. Kenny is, and has been for over the last five years, an owner of and partner in Kenny Industries, a holding company for Kenny Construction Company, Seven K Construction, Northgate Investments, Casino Queen and Clinton Industries. Mr. Kenny serves as president of Seven K Construction and Northgate Investments.  Mr. Kenny is a board member for Capital Growth Systems, Inc.

None of Messrs. Malone, Lynes, Gross, Kenny or Dent’s family members hold an executive office or a seat on the Board.

None of Messrs. Malone, Lynes, Gross, Kenny or Dent serve as a director for any other reporting company, except as set forth above.

Each of Messrs. Lynes, Gross, and Dent were formerly members of SDS.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November13, 2007, the Company amended its Bylaws to increase the size of its Board of Directors from three to eight members.

Item 5.06	Change in Shell Company Status

Upon the closing of the SDS Acquisition, the Company ceased to be a shell company. The material terms of the SDS Acquisition are described in Item 2.01 above, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(a)	Financial statements of the businesses acquired.
The following financial statements are filed herewith:
	☐	Audited financial statements of Secured Digital Storage LLC as of and for the year ended, December 31, 2006;
	☐	Unaudited interim balance sheet of Secured Digital Storage LLC as of June 30, 2007; and
	☐	Unaudited financial information of Secured Digital Storage LLC for the six months ended June 30, 2007 and June 30, 2006.
(b)	Unaudited pro forma financial information.
The following pro forma financial information is filed herewith:
	☐	Unaudited pro forma combined statements of operations for the year ended December 31, 2006; and
	☐	Unaudited pro forma combined statements of operations for the six months ended June 30, 2007;
	☐	Unaudited pro forma combined balance sheet as of June 30, 2007
(c)	Exhibits
	2.1	Membership Interest Purchase Agreement by and among Mountains West Exploration, Inc., Secured Digital Storage LLC, the members of Secured Digital Storage, LLC and certain other parties thereto
	3.2	Amendment to Bylaws
	99.1	Press Release dated November 8, 2007
99.2

Audited financial statements of Secured Digital Storage LLC as of, and for the year ended, December 31, 2006. Unaudited interim balance sheet of Secured Digital Storage LLC as of, and for the six months ended June 30, 2007 and 2006.

	99.3	Unaudited pro forma financial information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mountains West Exploration, Inc.
By:	/s/ William M. Lynes
William M. Lynes Chief Executive Officer

Dated: November 14, 2007

EXHIBIT INDEX

Exhibit Nos.	Description of Exhibits

2.1	Membership Interest Purchase Agreement by and among Mountains West Exploration, Inc., Secured Digital Storage, LLC, the members of Secured Digital Storage, LLC and certain other parties thereto
3.2	Amendment to Bylaws
99.1	Press Release dated November 8, 2007
99.2

Audited financial statements of Secured Digital Storage, LLC as of, and for the year ended, December 31, 2006. Unaudited interim balance sheet of Secured Digital Storage, LLC as of, and for the six months ended June 30, 2007 and 2006.

99.3	Unaudited pro forma financial information.